Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Mawson Infrastructure Group Inc. (the “Company”) for the period ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Rahul Mewawalla, Chief Executive Officer of the Company, and William Harrison, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MAWSON INFRASTRUCTURE GROUP INC.

Date: August 21, 2023	By:	/s/ Rahul Mewawalla
Rahul Mewawalla
Chief Executive Officer and President
(Principal Executive Officer)

MAWSON INFRASTRUCTURE GROUP INC.

Date: August 21, 2023	By:	/s/ William Harrison
William Harrison
Chief Financial Officer
(Principal Financial Officer)